
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               ------------------------------------

                              NUMBER
               QP

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   (C) SECURITY-COLUMBIAN  UNITED STATES BANKNOTE CORPORATION


                                                                  COMMON STOCK

                                                                 --------------

               QuietPower Systems, Inc.                             SHARES

                                                                 --------------

INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                     CUSIP

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  THIS CERTIFIES THAT



  IS THE OWNER OF

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            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                        $.01 EACH OF THE COMMON STOCK OF

                            QuietPower Systems, Inc.
                              CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

   This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                            QuietPower Systems, Inc.
                                   CORPORATE

                                      SEAL

                                      1992

                                    DELAWARE

     SECRETARY                                                   PRESIDENT


COUNTERSIGNED AND REGISTERED:
      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                     (Jersey City, NJ)
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR,
BY

                                                              AUTHORIZED OFFICER


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
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
       AMERICAN BANK NOTE COMPANY                 PRODUCTION COORDINATOR: TRICIA LUNA: 215-830-2197
          680 BLAIR MILL ROAD                                PROOF OF APRIL 30, 1997
           HORSHAM, PA 19044                                 QUIETPOWER SYSTEMS, INC.
             (215) 657-3480                                         H 50342fc
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     SALES: R. JOHNS: 212-557-9100                      OPERATOR:               KOSHY
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/NET/BANKNOTE/HOME46/Q2%/QuietPower50342/bk                             NEW
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

  The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
  TEN COM -- as tenants in common                     UNIF GIFT MIN ACT -- ..............Custodian.................
  TEN ENT -- as tenants by the entireties                                     (Cust)                   (Minor)
  JT TEN  -- as joint tenants with right of                                under Uniform Gifts to Minors
             survivorship and not as tenants                               Act.....................................
             in common                                                                     (State)


    Additional abbreviations may also be used though not in the above list.

Fro value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

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-------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
      -------------------------------


        -----------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

--------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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
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
       AMERICAN BANK NOTE COMPANY                 PRODUCTION COORDINATOR: TRICIA LUNA: 215-830-2197
          680 BLAIR MILL ROAD                                PROOF OF APRIL 30, 1997
           HORSHAM, PA 19044                                 QUIETPOWER SYSTEMS, INC.
             (215) 657-3480                                         H 50342BK
---------------------------------------------------------------------------------------------------------
     SALES: R. JOHNS: 212-557-9100                      OPERATOR:               KOSHY
---------------------------------------------------------------------------------------------------------
/NET/BANKNOTE/HOME46/Q2%/QuietPower50342/bk                             NEW
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